UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

Cyteir Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40499	45-5429901
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 80084
Stoneham, Massachusetts		02180
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 857 285-4140

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	CYT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On March 7, 2024, Cyteir Therapeutics, Inc. (the “Company”) delivered formal notice to The Nasdaq Stock Market that the Company intends to voluntarily delist its common stock, par value $0.001 per share (the “Common Stock”), from the Nasdaq Global Select Market (“Nasdaq”) in connection with the Company’s voluntary Plan of Complete Liquidation and Dissolution previously approved by the Company’s Board of Directors and stockholders.

The Company expects to file a Notification of Removal from Listing and/or Registration on Form 25 with the Securities and Exchange Commission (the “SEC”) on or about March 18, 2024 to effect the voluntary delisting of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that the delisting will be effective on or about March 28, 2024, ten days after the filing of the Form 25. In connection with the foregoing, the Company requested that the trading of the Common Stock on Nasdaq be suspended effective before the market opens on March 18, 2024. Following the effectiveness of the delisting, the Company intends to file a Form 15 with the SEC to terminate the registration of the Common Stock under Section 12(g) of the Exchange Act, thereby suspending the Company’s Exchange Act reporting obligations.

A copy of the press release announcing the matters summarized above is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 8.01 Other Events

On March 7, 2024, the Company issued a press release regarding the matters disclosed in Item 3.01 above. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Press Release of Cyteir Therapeutics, Inc. dated March 7, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CYTEIR THERAPEUTICS, INC.

Date:	March 7, 2024	By:	/s/ David Gaiero
Name: David Gaiero Title: Chief Financial Officer and Treasurer